UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2008

CHINA WATER GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-26175	88-0409151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A01, Baicheng Building 584 Yingbin Road Dashi, Panyu District Guangzhou, Guangdong, China	511430
(Address of principal executive offices)	(Zip Code)

(86-20) 3479 9708
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the filing of this Current Report on Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective July 23, 2008, China Water Group, Inc. (the "Company") engaged the accounting firm of Patrizio & Zhao, LLC ("PZC") to take over the audit responsibilities from PKF, CPA(“PKF”) of HongKong, who resigned as auditors effective as of the same date. The change of auditors was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years and any subsequent interim period through to the date of the Company’s engagement of PZC, neither the Company nor anyone on its behalf, has consulted with PZC or any other auditor regarding any accounting or audit concerns, including, without limitation, those stated in Item 304(a)(2) of Regulation S-B.

PKF audited the Company’s financial statements for the fiscal years ended December 31, 2005 and 2006 and PKF’s reports are included in the Company’s annual reports on Form 10-KSB for those periods. PKF’s reports on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2006 or for any subsequent interim period did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During its tenure as the Company’s auditor for the Company’s two most recent fiscal years and the subsequent interim periods through to the date of PKF’s resignation: (1) there were no disagreements between the Company and PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PKF’s satisfaction, would have caused PKF to make reference to the subject matter of the disagreement in connection with its report; and (2) PKF did not advise the Company of any reportable events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B

The Company has provided the information required to comply with Item 304(a)(3) of Regulation S-B to PKF and requested that PKF furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of PKF’s letter dated July 22, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: None
(b)	Pro-Forma Financial Statements: None
(c)	Exhibits: 16.1 Letter dated July 23, 2008 from PKF CPA Hong Kong regarding the statements made by the Company on this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA WATER GROUP, INC.

Date: July 23, 2008	By:	/s/ Chongliang Pu
		Name:	Chongliang Pu
		Title:	Chief Executive Officer